Exhibit 99.2

4Q23 EARNINGS REPORT PennyMac Financial Services, Inc. February 2024

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies and forbearances; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; our ability to mitigate cybersecurity risks, cyber incidents and technology disruptions; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward- looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

This presentation contain financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income and operating return on equity excluding valuation-related changes and a non-recurring legal accrual that provides a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

PENNYMAC FINANCIAL SERVICES

FOURTH QUARTER HIGHLIGHTS

Strong operating performance more than offset by one-time arbitration accrual of $158 million

4Q23 Results

Metric	Value
Net income	$(37)mm
Diluted EPS[1]	$(0.74)
Return on equity (ROE)	(4)%
Book value per share	$70.52
Dividend per common share	$0.20

PRODUCTION

Pretax income	Total loan acquisitions and originations[2]	PFSI correspondent lock volume	Broker direct lock volume	Consumer direct lock volume
$39mm	$26.7bn	$21.2bn	$2.8bn	$1.6bn

SERVICING

Pretax income (includes arbitration accrual)	MSR[1] fair value changes, hedge, and arbitration accrual impact	MSR fair value changes, hedge and arbitration accrual impact to diluted EPS	Pretax income excluding valuation-related items and arbitration accrual[3]	Total servicing portfolio UPB[1][2]
$(96)mm	$(234)mm	$(3.25)	$144mm	$607bn

INVESTMENT MANAGEMENT

Pretax income	Net AUM[1]	Revenue
$1.9mm	$2.0bn	$9.7mm

Note: All figures are for 4Q23 or as of 12/31/23

(1) EPS = earnings per share; MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fair value; AUM = assets under management

(2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT)

(3) Excludes $371 million in MSR fair value declines, $295 million in hedging gains, a $6 million provision for losses on active loans, and a $158 million arbitration accrual - see slide 15 for additional details

3

4 Note: All figures are for 2023 or are as of 12/31/23 and include loans subserviced or acquired for PMT (1) Excludes arbitration accrual of $158 million in 4Q23 OVERALL 2023 PERFORMANCE VALIDATES STRENGTH OF BALANCED BUSINESS MODEL LOAN PRODUCTION $268mm Adjusted pretax income (1) Total servicing portfolio UPB Customers $607B 2.4mm UPB of total production Correspondent lender $99B #1 $69mm P retax income $805mm $750mm $875mm $41mm $71mm Share repurchases Cash dividends New secured term loans New unsecured senior notes Redemption of secured term notes LOAN SERVICING Loan servicer #5 Loan producer #2 CAPITAL MANAGEMENT

PENNYMAC FINANCIAL SERVICES

LITIGATION OUTCOME POSITIVE FOR PENNYMAC

Black Knight Litigation

Background

- In November 2019, Black Knight[1] filed a lawsuit against PLS[1] alleging misappropriation of trade secrets and breach of contract in order to create its SSE servicing platform
- Original suit sought over $340 million in damages and ownership of the related intellectual property; suit was ultimately transferred to arbitration

Outcome and Impact

- In November 2023, arbitrator categorically rejected Black Knight's claims of misappropriation of trade secrets, but (wrongfully in our view) partially granted their breach of contract claim
- Final award issued in January 2024 was $150 million (plus interest)[2] and PFSI recorded a related accrual of $158 million in the fourth quarter, reducing earnings and book value per share by $2.20
- Arbitrator affirmed that SSE is the proprietary technology of PLS, free and clear of any restrictions on use

SSE Is A Competitive Advantage

- Suite of proprietary, cloud-based applications and processes integrated with key partners' applications and our data warehouse for increased efficiency in servicing, tracking and reporting



Servicing
Systems
Environment
Vendor Software
Data & Analytics
Customer Interface

- Launched in 2019, SSE has performed extremely well, meaningfully enhancing PLS' capabilities and helping to drive down servicing costs per loan by more than 30%
- With this technology free and clear of any restrictions on use or development, we believe there is potential for additional opportunities and benefits for the company over time

(1) Black Knight - Black Knight Servicing Technologies, LLC; PLS - PennyMac Loan Services, LLC, a wholly-owned subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI)
(2) The final award remains subject to statutory periods allowing either party to move to vacate before it is confirmed

5

ORIGINATION MARKET EXPECTATIONS REFLECT GROWTH 6 U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Have Declined from Recent Highs • Current third - party estimates for industry originations in the first quarter of 2024 average below $400 billion, though anticipated rate cuts have increased projections for 2024 originations to $2.0 trillion ‒ Unit origination volume is projected to increase in 2024, but remains well below normalized levels (3) • Pennymac was the second largest producer of mortgage loans in 2023 and is well - positioned to take advantage of a growing origination market Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. F orecast originations: Average of Mortgage Bankers Association (1/19/24) and Fannie Mae (1/10/24) forecasts. (2) Freddie Mac Primary Mortgage Market Survey 6.69% as of 1/25/24 (3) Zelman & Associates 12/21/2023 (2) $1.8 $1.6 $1.2 $1.5 $2.6 $0.7 $0.2 $0.5 $4.4 $2.3 $1.4 $2.0 2021 2022 2023 2024E Purchase Refinance 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Average 30-year fixed rate mortgage

• Operating return on equity grew throughout 2023 ‒ Servicing to continue driving earnings with additional upside potential from the production segment as the origination market improves 7 DOUBLE DIGIT OPERATING ROE ENTERING 2024 Annualized Operating ROE (1) (2) Note: Figures may not sum due to rounding (1) See slide 36 for a reconciliation of non - GAAP items (2) See slide 15 for a reconciliation to servicing pretax income Mortgage Banking Operating Pretax Income ($ in millions) - $20 $24 $25 $39 $94 $75 $120 $144 $75 $99 $145 $184 1Q23 2Q23 3Q23 4Q23 Production Servicing net of valuation related changes and arbitration accrual 7% 9% 13% 15% 1Q23 2Q23 3Q23 4Q23

8 Operating Expenses (bps of average servicing portfolio UPB) Revenue From Servicing & Placement Fees ($ in millions) SERVICING PROVIDES GROWING CASH FLOW AND SCALE BENEFITS • Increasing revenue contribution due to portfolio growth over time • Higher proportion of owned servicing in more recent periods drives increased servicing fees • Increasing contribution from placement fees driven by higher short - term rates in the current market environment • Increased scale and efficiency as the portfolio grows • Lower variable costs due to the implementation of our proprietary servicing system in 2019 • Delinquencies remain low in the current market environment, further reducing operating expenses 10.5 9.5 9.0 9.2 8.3 7.2 2018 2019 2020 2021 2022 2023 $772 $1,022 $1,057 $1,100 $1,351 $1,833 2018 2019 2020 2021 2022 2023 Earnings on custodial balances and deposits and other income Operating revenue from loan servicing, ancillary, and other fees

FUTURE RECAPTURE OPPORTUNITIES ENHANCED BY RECENT PRODUCTION

Total Servicing Portfolio With Note Rates of 5% or Greater[1]
(UPB in billions)


$47
$13
$34
4Q22
$67
$24
$43
1Q23
$89
$38
$51
2Q23
$111
$57
$55
3Q23
$135
$78
$57
4Q23
22%
of total servicing portfolio
Note Rate of 5.00% up to 6.00%
Note Rate of 6.00% or Greater

- Pennymac, through its multi-channel production platform, has been one of the largest producers of mortgage loans in recent periods as interest rates increased[1]
  - Pennymac retains MSRs on nearly all mortgage loan production, driving continued organic servicing portfolio growth
  - Quarterly production adds approximately $25 billion in UPB of loans at prevailing mortgage rates to the servicing portfolio each quarter
- The continued addition of higher interest rate loans to the servicing portfolio provides significant refinance opportunities for Consumer Direct when mortgage rates decline

Note: Figures may not sum due to rounding
[1] Includes loans acquired or subserviced for PMT and includes loans held for sale at fair value

9

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 10 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Broker Direct Market Share (1) Consumer Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share based on Inside Mortgage Finance. Inside Mortgage Finance reported $1.4 trillion in total origination vo lume for 2023. For 2023, the correspondent channel represented 28% of the overall origination market, retail represented 56%, an d broker represented 16%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $607 billion divided by $14 .0 trillion in mortgage debt outstanding 0.7% 0.9% 1.6% 1.1% 0.6% 2019 2020 2021 2022 2023 15.3% 17.7% 16.7% 15.0% 22.2% 2019 2020 2021 2022 2023 3.3% 3.7% 4.1% 4.1% 4.3% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 1.2% 2.1% 2.4% 2.0% 3.6% 2019 2020 2021 2022 2023

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL



Correspondent
(UPB in billions)
$22.9
$23.9
$23.9
$20.8
$21.5
$23.6
$6.8
$2.8
$2.5
$14.0
$18.8
$21.1
4Q22
3Q23
4Q23
PFSI Acquisitions (1)
PMT Acquisitions (2)
Total locks (3)



Broker Direct
(UPB in billions)
$2.0
$3.0
$2.8
$1.1
$2.2
$2.2
4Q22
3Q23
4Q23
Originations
Locks



Consumer Direct
(UPB in billions)
$1.7
$1.7
$1.6
$1.1
$1.3
$0.9
4Q22
3Q23
4Q23
Originations
Locks

January 2024 (Estimated) — Correspondent

Locks: (UPB in billions)	$6.9
Acquisitions: (UPB in billions)	$6.6

January 2024 (Estimated) — Broker Direct

Locks: (UPB in billions)	$1.0
Originations: (UPB in billions)	$0.6
Committed pipeline[4]: (UPB in billions)	$0.9

January 2024 (Estimated) — Consumer Direct

Locks: (UPB in billions)	$0.8
Originations: (UPB in billions)	$0.4
Committed pipeline[4]: (UPB in billions)	$0.8

Note: Figures may not sum due to rounding
(1) Includes all government-insured or guaranteed loans and certain conventional loans PMT acquires through its correspondent production business; PFSI earns income from holding and selling or securitizing the loans
(2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to both PFSI and PMT loan acquisitions
(4) Commitments to originate mortgage loans at specified terms at period end

11

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	4Q22				3Q23				4Q23			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
PFSI Correspondent[2]	$ 14,873	21	$ 30.5	29%	$ 20,060	33	$ 66.6	46%	$ 20,728	34	$ 70.3	47%
Broker Direct	1,466	56	8.2	8%	2,267	97	22.0	15%	2,116	79	16.6	11%
Consumer Direct	894	358	32.0	30%	1,065	474	50.4	35%	1,045	410	42.8	29%
Other[3]	n/a	n/a	23.6	22%	n/a	n/a	1.0	1%	n/a	n/a	15.2	10%
Total PFSI account revenues (net of Loan origination expense)	**$ 17,234**	**55**	**$ 94.4**	**89%**	**$ 23,392**	**60**	**$ 140.0**	**96%**	**$ 23,889**	**61**	**$ 144.9**	**97%**
PMT Conventional Correspondent	6,683	18	12.2	11%	2,667	21	5.5	4%	2,162	23	4.9	3%
Total Production revenues (net of Loan origination expense)		**45**	**$ 106.6**	**100%**		**56**	**$ 145.6**	**100%**		**58**	**$ 149.8**	**100%**
Production expenses (less Loan origination expense)	**$ 23,916**	**48**	**$ 115.6**	**108%**	**$ 26,059**	**46**	**$ 120.4**	**83%**	**$ 26,051**	**42**	**$ 110.4**	**74%**
Production segment pretax income		**(4)**	**$ (9.0)**	**-8%**		**10**	**$ 25.2**	**17%**		**15**	**$ 39.4**	**26%**

- Revenue per fallout adjusted lock for PFSI's own account was 61 basis points in 4Q23, up slightly from 3Q23
- Declining mortgage interest rates drove increased levels of fallout, leading to a decline in broker direct margins
- Lower margins in consumer direct driven by a higher mix of refinance loans versus closed-end second liens than in the prior quarter; closed-end second liens have lower balances and higher margins
- Production expenses (net of loan origination expense) were 8% lower than the prior quarter primarily due to lower compensation accruals related to financial performance

(1) Expected revenue net of direct origination costs at time of lock
(2) Includes government-insured or guaranteed loans, as well as certain conventional loans for PFSI's own account
(3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

12

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL

PENNYMAC FINANCIAL SERVICES

Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

Correspondent

- Pennymac remains the largest correspondent aggregator in the U.S.
- Acquisitions for PFSI's account were up 13% and lock volumes were up 4% from 3Q23
  - PFSI is expected to continue purchasing conventional loans acquired through PMT's correspondent channel in 1Q24
- 812 correspondent sellers at December 31, 2023, down from 829 at September 30, 2023, primarily driven by industry consolidation
- Purchase volume in 4Q23 was 93% of acquisitions
- Potential for U.S. bank regulators to increase capital requirements for residential mortgages provides additional opportunities for Pennymac

Broker Direct

- Funding volumes were down 1% and lock volumes were down 7% from 3Q23
- The channel remains competitive, with margins down from the prior quarter primarily due to higher levels of fallout
- Approved brokers totaled 3,815 at December 31, 2023, up 8% from September 30, 2023 and 42% from December 31, 2022, representing approximately a quarter of the total population of brokers
  - Top brokers see Pennymac as a strong alternative to the top two channel lenders
- Purchase loans were 92% of total originations
- In December, launched closed-end second lien product

Consumer Direct

- Funding volumes were down 35% from 3Q23
- Lower margins driven by a higher mix of refinance loans versus closed-end second liens
- Focused on meeting the changing needs of the over 2.4 million customers in our servicing portfolio in a higher interest rate environment
  - Purchase lock volume in 4Q23 was $333 million, or 21% of total locks, compared to $504 million, or 30% of total locks in 3Q23
  - $260 million or approximately 78% of total purchase locks sourced from our large and growing servicing portfolio
  - $226 million of closed-end second lien mortgage loans funded in 4Q23, up from $199 million in 3Q23

13

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $607.2 billion in UPB at December 31, 2023, up 3% Q/Q and 10% Y/Y
- Production volumes more than offset prepayment activity, driving continued portfolio growth
- 60+ day delinquency rates remain low
- Modification and EBO loan volume decreased from the prior quarter

Selected Operational Metrics

	3Q23	4Q23
Loans serviced (in thousands)	2,376	2,430
60+ day delinquency rate - owned portfolio(1)	3.2%	3.4%
60+ day delinquency rate - sub-serviced portfolio(2)	0.6%	0.6%
Actual CPR - owned portfolio(1)	6.1%	4.4%
Actual CPR - sub-serviced(2)	5.0%	3.8%
UPB of completed modifications ($ in millions)(3)	$3,321	$3,275
EBO loan volume ($ in millions)(4)	$476	$391

Loan Servicing Portfolio Composition
(UPB in billions)



$551.7
$589.4
$607.2
12/31/22
9/30/23
12/31/23
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)



$589.4
($10.2)
$28.1
$607.2
At 9/30/23
Runoff (5)
Additions from loan production and MSR acquisitions (6)
At 12/31/23

(1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 31 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate
(2) Represents PMT's MSRs that we service and excludes distressed loan investments
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Also includes loans sold with servicing released in connection with any asset sales by PMT
(6) Includes consumer and broker direct production, government and conventional correspondent acquisitions, conventional conforming and jumbo loan acquisitions subserviced for PMT, and $1.4 billion of bulk MSR acquisitions

14

PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY

	4Q22 $ in millions	4Q22 basis points[1]	3Q23 $ in millions	3Q23 basis points[1]	4Q23 $ in millions	4Q23 basis points[1]
Loan servicing fees	$ 321.9	23.6	$ 387.9	26.7	$ 402.5	26.9
Earnings on custodial balances and deposits and other income	60.8	4.5	99.4	6.8	89.9	6.0
Realization of MSR cash flows	(148.8)	(10.9)	(177.8)	(12.2)	(164.3)	(11.0)
EBO loan-related revenue[2]	21.9	1.6	29.0	2.0	28.3	1.9
Servicing expenses:						
Operating expenses	(93.8)	(6.9)	(111.2)	(7.6)	(93.6)	(6.3)
Payoff-related expense[3]	(9.0)	(0.7)	(9.4)	(0.6)	(7.1)	(0.5)
Losses and provisions for defaulted loans	(14.1)	(1.0)	(10.3)	(0.7)	(13.2)	(0.9)
EBO loan transaction-related expense	(0.1)	(0.0)	(0.2)	(0.0)	(0.3)	(0.0)
Interest expense	(59.7)	(4.4)	(87.5)	(6.0)	(97.8)	(6.5)
Pretax income excluding fair value changes and arbitration accrual	**$ 79.1**	**5.8**	**$ 120.0**	**8.2**	**$ 144.4**	**9.6**
Valuation-related changes						
MSR fair value[4]	82.6		398.9		(370.7)	
Hedging derivatives gains (losses)	(72.9)		(423.7)		294.8	
Provision for losses on active loans[5]	(13.2)		6.0		(5.7)	
Servicing segment pretax income excluding arbitration accrual	**$ 75.6**		**$ 101.2**		**$ 62.8**	
Accrual for arbitration ruling						
Arbitration accrual	0.0		0.0		(158.4)	
Servicing segement pretax income (loss)	**$ 75.6**		**$ 101.2**		**$ (95.5)**	
Average servicing portfolio UPB	**$ 545,367**		**$ 582,262**		**$ 599,153**	

- Loan servicing fees increased from the prior quarter due to growth in the owned portfolio; operating expenses declined primarily due to lower compensation accruals related to financial performance
- Earnings on custodial balances and deposits decreased $10 million from the prior quarter due to a decline in balances as a result of seasonal property tax payments
  - Custodial funds managed for PFSI's owned servicing portfolio totaled $3.7 billion at December 31, 2023 down from $5.3 billion at September 30, 2023
  - Earnings rate generally fluctuates with changes in the Federal Funds rate
- Realization of MSR cash flows decreased $14 million from the prior quarter due to higher average interest rates for most of the quarter
- Interest expense increased $10 million from the prior quarter due to higher average balances of debt outstanding
- Accrual for arbitration result of $158 million included in the servicing segment

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

15

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

PENNYMAC FINANCIAL SERVICES

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before realization of cash flows
Hedging and related losses
Production pretax income
$83
($73)
($9)
$399
($424)
$25
($371)
$295
$39
4Q22
3Q23
4Q23

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedging strategy that also considers production-related income
- In 4Q23, MSR fair value decreased
  - Decline in mortgage rates increased future prepayment projections
- Hedging results offset approximately 80% of the MSR value decline

16

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 17 • Net AUM as of December 31, 2023 were $2.0 billion, essentially unchanged from September 30, 2023 and December 31, 2022 • Investment Management segment revenues were $9.7 million, up 10% from 3Q23 and down 2% from 4Q22 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.0 $1.9 $2.0 12/31/22 9/30/23 12/31/23 $9.9 $8.8 $9.7 4Q22 3Q23 4Q23

APPENDIX

6% 32% 48% Requirement PLS RBCR PLS Leverage Ratio $544 $1,244 Requirement PLS $390 $1,684 Requirement PLS PennyMac Loan Services, LLC (PLS), the entity at which Federal Housing Finance Agency (FHFA) and Ginnie Mae (GNMA) eligibility standards are applicable, is a wholly - owned subsidiary of PFSI and is approved as a seller/servicer of mortgage loans by Fannie Mae and Fr eddie Mac and as an issuer of securities guaranteed by Ginnie Mae PFSI IS WELL IN EXCESS OF REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS 19 GNMA Eligibility Requirements FHFA Eligibility Requirements Capital Liquidity Capital Ratios (1) Risk - based Capital Ratio; GNMA has extended the mandatory implementation date of the RBC requirement to December 31, 2024 As of December 31, 2023 (in millions) (1) $1,315 $6,559 Requirement PLS 6% 37% Requirement PLS $1,211 $6,890 Requirement PLS

20 ESTABLISHED LEADER WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $607 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 16 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 5 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 12/31/23 unless oth erw ise noted (1) Inside Mortgage Finance for the 12 months ended 12/31/23 (2) Inside Mortgage Finance as of 9/30/23 $ 2.0 billion in assets under management 14 - year track record 2.4 million customers $99 billion in 2023 10

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 21 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government - insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: GSE credit risk transfer investments MSR investments Investments in agency MBS, senior non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

22 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base over 2.4 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 2 nd largest in the U.S. (1) Loan Servicing 5 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the 12 months ended 12/31/23 (2) Inside Mortgage Finance as of 9/30/23

TOP LENDER WITH COMPREHENSIVE AND EFFICIENT MULTI - CHANNEL PLATFORM 23 Centralized, cost - efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage - banking technology provide an exceptional loan o rigination experience for our customers and business partners Scalable technology platform providing our consumers , brokers and correspondent partners with the liquidity, tools and products they need to succeed 2 producer of residential mortgage loans in 20 23 (1) (1) Inside Mortgage Finance; includes volumes fulfilled for PMT # Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call - center based Cost - efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct 23

• Offering title insurance to customers through joint ventures • Evaluating additional partnerships and revenue opportunities 24 • $ 1.5 b illion in revenue from servicing and sub - servicing fees in 2023 • Large deposit balances drive placement fee income in higher rate environment • Cloud - based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Drives efficient lead generation for consumer direct • Refinances, purchase originations, second liens, new products • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology BENEFITS AND VALUE OF LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology Consumer Direct Opportunities Loss Mitigation Ancillary Products and Services 2.4M customers $607B unpaid principal balance

11% 19% 20% 22% 26% 13% 22% 61% 29% 14% 4% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) Average: 22% $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.3 $1.4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 U.S. Origination Market (in trillions) 48% 75% 64% 61% 73% 80% 63% 40% 45% 73% 90% 40% 58% 53% 49% 63% 71% 54% 36% 42% 69% 85% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PFSI Purchase Mix Industry Purchase Mix 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 10-Year Treasury Yield Proven ability to generate attractive ROEs… 25 TRACK RECORD OF STRONG PERFORMANCE ACROSS MARKET ENVIRONMENTS …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year ; in itial public o ffering was May 8, 2013 (2) Adjusted return on equity was 7% excluding arbitration accrual of $158 million and related tax impact (3) Inside Mortgage Finance (4) Bloomberg (5) Inside Mortgage Finance for historical data; industry purchase mix for 4Q23 represents the average of Mortgage Bankers Association (1/19/24) and Fannie Mae (1/10/24) forecasts (1) (3) (4) (5) (2)

PENNYMAC FINANCIAL SERVICES

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

Low Debt-to-Equity Ratio


3.0x
0.8x
12/31/2019
3.6x
0.6x
12/31/2020
3.2x
0.9x
12/31/2021
2.0x
1.1x
12/31/22
2.4x
1.3x
12/31/23
Non-funding debt-to-equity (1)
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Low non-funding debt-to-equity ratio

High TNW[2]/Assets


22%
20%
12/31/19
19%
10%
12/31/20
21%
18%
12/31/21
27%
20%
12/31/22
24%
18%
12/31/23
Tangible Net Worth / Assets ex. Loans eligible for repurchase
Tangible Net Worth / Assets

- Tangible net worth (TNW) / assets excluding loans eligible for repurchase has decreased driven by an increase in balances of loans held for sale at fair value

Diverse Financing Sources


MSR & Servicing Advance Financing
$2,550mm
$500mm | 2031
$750mm | 2029
$650mm | 2029
$650mm | 2025
Unsecured Senior Notes
$1,730mm
$125mm | 2028
$680mm | 2028
$500mm | 2027
$425mm | 2025
Secured Term Notes and Loans
$3,300mm
Financing capacity across multiple banks
$400mm drawn
Secured Revolving Bank Financing Lines

- Unsecured senior notes provide low, fixed interest rates; first maturity in October 2025
- Issued 5-year $125 million term loan secured by Ginnie Mae MSR and servicing advances
- Issued 6-year $750 million unsecured senior notes
- Redeemed $650 million of GNMA MSR term notes due February 2025 and $225 million due August 2025
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of December 31, 2023
(1) Non-funding debt includes face value of unsecured senior notes and notes payable secured by MSR, in addition to the amount drawn on the variable funding note
(2) Tangible net worth excludes capitalized software

26

DEVELOPED IN A SUSTAINABLE MANNER FOR LONG - TERM SUCCESS 27 • Operations launched • PMT initial public offering • Launched correspondent group • PFSI initial public offering • Significant growth in servicing portfolio and consumer direct channel • Launched broker - direct lending channel • Launched proprietary servicing system • Elevated volumes and profitability in low interest rate environment • Significant growth in stockholders’ equity • A leader in mortgage production and servicing • Continued profitability through market challenges • Rapidly increasing mortgage rates • PFSI produces double - digit ROE despite adverse market conditions 2008 - 2012 2013 - 2016 2017 - 2019 2020 - 2021 2022 2023

Average 30 - year fixed rate mortgage (1) 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 7.31% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 4.57% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 28 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey . 6.69% as of 1/25/24 (2) U.S. Department of the Treasury. 4.12% as of 1/25/24 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 10/31/23 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance 10 - year Treasury Bond Yield (2) 3.88% 6.61% 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 10-year Treasury bond yield 3.9% 3.5% 3.8% 4.6% 3.9% 2/10 year Treasury yield spread -0.6% -0.6% -1.1% -0.5% -0.4% 30-year fixed rate mortgage 6.4% 6.3% 6.7% 7.3% 6.6% Secondary mortgage rate 5.4% 5.0% 5.6% 6.4% 5.3% U.S. home price appreciation (Y/Y % change) 5.7% 0.8% 0.0% 4.0% 4.8% Residential mortgage originations (in billions) $350 $295 $400 $385 $300

29 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value Mortgage Servicing Rights Pool UPB (1) $370,244 Weighted average coupon 4.1% Weighted average servicing fee/spread 0.38% Weighted average prepayment speed assumption (CPR) 8.3% Fair value $7,099 As a multiple of servicing fee 5.03 December 31, 2023 Unaudited ($ in millions)

• Overall mortgage delinquency rates increased slightly from the prior quarter but remain low • Servicing advances outstanding for PFSI’s MSR portfolio increased to approximately $505 million at December 31, 2023 from $32 1 million at September 30, 2023 due to seasonal property tax payments – No principal and interest advances are outstanding DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 30 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio and includes loans held for sale at fair value; delinquency and foreclosure rates based on UPB; as of 12/ 31/ 23, the UPB of mortgage servicing rights owned and loans held for sale at fair value totaled $375 billion 6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 6.1% 5.4% 5.6% 5.7% 5.9% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 30-60 Days 60-90 Days 90+ Days In Foreclosure

31 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS Note: Figures may not sum due to rounding (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Excludes loans held for sale at fair value As of December 31, 2023 Segment UPB ($ in billions) (3) % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $132.6 35.8% 659 4.2% 44 319 $201 676 93% 67% 5.1% VA $122.9 33.2% 449 3.6% 32 326 $274 727 90% 71% 2.1% USDA $21.0 5.7% 142 3.8% 51 312 $148 698 98% 66% 5.2% GSE FNMA $42.6 11.5% 141 4.5% 24 316 $302 761 73% 61% 0.5% FHLMC $48.3 13.0% 157 4.7% 19 323 $307 756 74% 64% 0.5% Other (2) Other $2.5 0.7% 7 6.3% 10 348 $345 767 72% 68% 0.1% Closed-End Seconds Closed-End Seconds $0.4 0.1% 5 10.1% 6 255 $75 746 17% 17% 0.1% Grand Total $370.3 100.0% 1,560 4.1% 35 321 $237 715 87% 67% 2.9%

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 32 Note: Figures may not sum due to rounding Unaudited ($ in millions) 4Q22 1Q23 2Q23 3Q23 4Q23 Correspondent Acquisitions Conventional Conforming - for PMT 6,771$ 6,629$ 3,029$ 2,759$ 2,477$ Conventional Conforming - for PFSI 3,912 4,063 7,018 9,933 10,129 Government - for PFSI 10,081 9,461 11,139 8,848 11,011 Jumbo - for PMT - - - 1 3 Total 20,764$ 20,153$ 21,186$ 21,541$ 23,620$ Broker Direct Originations - for PFSI Conventional Conforming 758$ 1,097$ 1,436$ 1,591$ 1,560$ Government 362 441 685 621 623 Jumbo 7 28 19 10 18 Closed-end second liens - - - - - Total 1,126$ 1,565$ 2,140$ 2,223$ 2,201$ Consumer Direct Originations - for PFSI Conventional Conforming 489$ 365$ 400$ 378$ 264$ Government 572 611 1,028 741 372 Jumbo 4 - 4 3 2 Closed-end second liens 45 81 122 199 226 Total 1,110$ 1,057$ 1,553$ 1,322$ 864$ Total acquisitions/originations 23,000$ 22,775$ 24,879$ 25,085$ 26,685$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 6,771$ 6,629$ 3,029$ 2,760$ 2,480$

INTEREST RATE LOCKS BY PRODUCT 33 Note: Figures may not sum due to rounding Unaudited ($ in millions) 4Q22 1Q23 2Q23 3Q23 4Q23 Correspondent Locks Conventional Conforming - for PMT 7,507$ 7,588$ 3,322$ 3,493$ 2,737$ Conventional Conforming - for PFSI 4,747 3,781 7,523 10,333 9,977 Government - for PFSI 10,681 10,341 10,735 10,063 11,197 Jumbo - for PMT 7 - - 2 5 Total 22,941$ 21,709$ 21,581$ 23,891$ 23,916$ Broker Direct Locks - for PFSI Conventional Conforming 1,338$ 1,716$ 1,869$ 2,146$ 1,910$ Government 656 777 921 828 844 Jumbo 20 59 32 15 30 Closed-end second liens - - - - 3 Total 2,014$ 2,552$ 2,822$ 2,989$ 2,787$ Consumer Direct Locks - for PFSI Conventional Conforming 700$ 628$ 575$ 559$ 371$ Government 885 1,410 1,383 817 887 Jumbo 6 9 2 5 3 Closed-end second liens 93 152 205 326 335 Total 1,684$ 2,199$ 2,166$ 1,707$ 1,597$ Total locks 26,639$ 26,459$ 26,568$ 28,586$ 28,300$

4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Government-insured 690 709 715 712 714 Government-insured 46 45 45 45 46 Conventional 756 757 762 762 762 Conventional 39 39 38 38 39 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Government-insured 676 701 712 711 715 Government-insured 46 46 45 46 47 Conventional 756 757 761 761 763 Conventional 38 38 38 39 39 4Q22 1Q23 2Q23 3Q23 4Q23 4Q22 1Q23 2Q23 3Q23 4Q23 Government-insured 680 663 661 683 674 Government-insured 44 44 44 45 45 Conventional 728 734 744 743 747 Conventional 38 38 37 38 38 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 34 Correspondent Broker Direct Consumer Direct

ADJUSTED EBITDA RECONCILED TO NET INCOME 35 Note: Figures may not sum due to rounding ($ in millions) 4Q22 3Q23 4Q23 Net income (loss) 37.6$ 92.9$ (36.8)$ Provision for (benefit from) income taxes 30.1 33.9 (17.4) Income (loss) before provisions for income taxes 67.7 126.8 (54.2) Depreciation and amortization 10.6 13.2 14.1 (Increase) decrease in fair value of MSRs and MSLs due to changed in valuation inputs used in the valuation model (82.6) (398.9) 370.7 Hedging losses (gains) associated with MSRs 72.9 423.7 (294.8) Stock-based compensation 11.9 8.8 6.7 Non-recurring item - accrual for arbitration result - - 158.4 Interest expense on corporate debt and capital lease 23.9 23.9 27.3 Adjusted EBITDA 104.4$ 197.5$ 228.2$

PRETAX INCOME (LOSS) RECONCILED TO OPERATING NET INCOME 36 Note: Figures may not sum due to rounding (1) Assumes a tax rate of 26.85% ($ in millions) 1Q23 2Q23 3Q23 4Q23 Income (loss) before provision for (benefit from) income taxes $ 38.1 $ 72.9 $ 126.8 $ (54.2) Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 90.3 (118.9) (398.9) 370.7 Hedging (gains) losses associated with MSRs (47.2) 155.1 423.7 (294.8) Non-recurring item - accrual for arbitration result - - - 158.4 Operating pretax income $ 81.2 $ 109.1 $ 151.6 $ 180.1 Tax expense (1) 21.8 29.3 40.7 48.3 Operating net income $ 59.4 $ 79.8 $ 110.9 $ 131.7 Average stockholders' equity $ 3,463 $ 3,441 $ 3,517 $ 3,555 Annualized operating return on equity 7% 9% 13% 15%